**ISIN: CA78505P1009**
**CUSIP: 78505P100**

# SXC Health Solutions Corp.

**NUMBER/NUMÉRO**

**SXC2315867**

**SHARES/ACTIONS**

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SUBJECT TO THE YUKON BUSINESS CORPORATIONS ACT
CONSTITUÉE SOUS L'AUTORITÉ DE LA LOI SUR LES SOCIÉTÉS COMMERCIALES DU YUKON

This certifies that / Les présentes attestent que

**** SPECIMEN ****

* SPECIMEN * SXC2315867 * CA78505P1009 * OCOMMON SHARES ACTIONS ORDINAIRES * SXC HEALTH SOLUTIONS CORP. * SPECIMEN * SXC23158
67 * CA78505P1009 * OCOMMON SHARES ACTIONS ORDINAIRES * SXC HEALTH SOLUTIONS CORP. * SPECIMEN * SXC2315867 * CA78505P1009 * O
COMMON SHARES ACTIONS ORDINAIRES * SXC HEALTH SOLUTIONS CORP. * SPECIMEN * SXC2315867 * CA78505P1009 * OCOMMON SHARES ACTIONS
ORDINAIRES * SXC HEALTH S[illegible]2315867 * CA78505P1009 * OCOMMON SHARES ACTIONS ORDINAIRES * SXC HEA
LTH SOLUTIONS CORP. * SPECIMEN [illegible]05P1009 * OCOMMON SHARES ACTIONS ORDINAIRES * SXC HEALTH SOLUTIONS CORP. *
SPECIMEN * SXC2315867 * CA78505P1009 * OCOMMON SHARES ACTIONS ORDINAIRES * SXC HEALTH SOLUTIONS CORP. * SPECIMEN * SXC231586
7 * CA78505P1009 * OCOMMON SHARES ACTIONS ORDINAIRES * SXC HEALTH SOLUTIONS CORP. * SPECIMEN * SXC2315867 * CA78505P1009 * OC
OMMON SHARES ACTIONS ORDINAIRES * SXC HEALTH SOLUTIONS CORP. * SPECIMEN * SXC2315867 * CA78505P1009 * OCOMMON SHARES ACTIONS
ORDINAIRES * SXC HEALTH SOLUTIONS CORP. * SPECIMEN * SXC2315867 * CA78505P1009 * OCOMMON SHARES ACTIONS ORDINAIRES * SXC HEAL

is the registered holder of / est le détenteur inscrit de

**** ZERO ****

* SPECIMEN * SXC2315867 * CA78505P1009 * OCOMMON SHARES ACTIONS ORDINAIRES
* SXC HEALTH SOLUTIONS CORP. * SPECIMEN * SXC2315867 * CA78505P1009 * OCOMM
ON SHARES A[illegible]INAIRES * SXC HEALTH SOLUTIONS CORP. * SPECIMEN * SXC2
315867 * CA78505P1009 * OCOMMON SHARES ACTIONS ORDINAIRES * SXC HEALTH SOLU
TIONS CORP. * SPECIMEN * SXC2315867 * CA78505P1009 * OCOMMON SHARES ACTIONS

SXC HEALTH SOLUTIONS CORP.
COMMON SHARES

transferable only on the books of the Corporation upon surrender of this Certificate properly endorsed by the holder hereof in person or by attorney. This Certificate shall not become valid until countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers.

President/Président

Secretary/Secrétaire

The shares are transferable at the principal stock transfer office of CIBC Mellon Trust Company in Toronto, or the offices of Mellon Investor Services LLC, in Jersey City, N.J. U.S.A.

SXC HEALTH SOLUTIONS CORP.
ACTIONS ORDINAIRES

transférables seulement aux livres de la société sur remise de ce certificat dûment endossé par le détenteur personnellement ou par son procureur. Ce certificat ne deviendra valide qu'après avoir été contresign par l'agent des transferts et enregistré par l'agent chargé de la tenue des registres de la société.

EN FOI DE QUOI la société a fait signer ce certificat par le facsimilé de la signature de ses dirigeants dûment autorisés.

Date / Le: FEBRUARY 20, 2008

Countersigned and Registered
CIBC Mellon Trust Company
Transfer Agent and Registrar or
Mellon Investor Services LLC
Co-Transfer Agent and Registrar

Contresigné et Enregistré
Compagnie Trust CIBC Mellon
Agent des Transferts et Agent chargé ou
Mellon Investor Services LLC
Co-agent des Transferts et
Co-agent chargé de la tenue
des registres

By / Par: ____________________

TORONTO
NEW JERSEY

Authorized signature / Signature autorisée

Les actions sont cessibles au bureau de transfert principal de Compagnie Trust CIBC Mellon à Toronto, ou aux bureaux de Mellon Investor Services LLC, à Jersey City, N.J. U.S.A.

SECURITY INSTRUCTIONS ON REVERSE — VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

Printed by DATA BUSINESS FORMS

2315867

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto
Valeur reçue, par les présentes le(s) soussigné(s) vend(ent), cède(nt) et transfère(nt) à

________________________________________

(**Print** name(s) of person(s) to whom the securities are being transferred and the address for the register / **Écrivez** le nom de la ou des personnes à qui les titres sont transférés et l'adresse pour le registre)

________________________________________

________________________________ shares/actions

(number of shares - if blank, deemed to be all / nombre d'actions - s'il n'y a rien d'écrit, la totalité est présumée)

of the Company represented by this certificate, and hereby irrevocably constitute(s) and appoint(s) CIBC Mellon Trust Company the attorney of the undersigned to transfer the said securities with full power of substitution in this matter:

de la société représentées par le présent certificat et constitue(nt) et nomme(nt) irrévocablement par les présentes Compagnie Trust CIBC Mellon fondé de pouvoir du ou des soussignés pour transférer lesdits titres avec pleins pouvoirs de substitution à cet égard:

Dated /
Fait le ____________________

**Signature Guarantee(s)* /**
**Aval des signatures***
(the transfer cannot be processed without acceptable guarantees of all signatures / le transfert ne peut être effectué sans un aval acceptable de chaque signature)

**Transferor(s) Signature(s)* /**
**Signature du ou des cédants***

____________________

____________________

____________________

* For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes.
In addition, every signature must be **Signature Guaranteed** by a Canadian Schedule 1 chartered bank, a major trust company in Canada, or a member of one of the recognized medallion programs - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).

* Pour les transferts signés par le ou les détenteurs inscrits, chaque signature doit correspondre exactement au nom ou aux noms sur le certificat, sans aucun changement.
Aussi, chaque signature doit être **avalisée** par une banque à charte de l'annexe 1 canadienne, une importante société de fiducie au Canada, ou un membre de l'un des programmes reconnus Medallion - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) ou New York Stock Exchange, Inc. Medallion Signature Program (MSP).